UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)   October 15, 2004
                                            ------------------


                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)



       California                       0-31525                 68-0352144
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(State or other jurisdiction          (Commission             (IRS Employer
     Of incorporation)                File Number)          Identification No.)


1545 River Park Drive, Suite 107, Sacramento, California         95815
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code    (916) 565-6100
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Page 1 of 8 Pages
The Index to Exhibits is on Page 3
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Item 2.02. Results of Operations and Financial Condition.

Registrant issued a press release October 15, 2004 announcing earnings for the third quarter of 2004. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 8.01. Other Events.

Registrant issued a press release October 15, 2004 announcing the approval from the California Department of Financial Institutions for Bank of Amador Merger. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

         (c)      Exhibits

                  (99.1)   Press release dated October 15, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN RIVER BANKSHARES


                                       /s/ MITCHELL A. DERENZO
                                       -----------------------------------------
October 15, 2004                       Mitchell A. Derenzo,
                                       Chief Financial Officer

Page 2 of 8 Pages

                                INDEX TO EXHIBITS


Exhibit No.       Description                                         Page
-----------       -----------                                         ----

  99.1            Press release of American River                      3
                  Bankshares dated October 15, 2004



Page 3 of 8 Pages